ACQUISITIONS	12 Months Ended
Mar. 31, 2012
ACQUISITIONS
7.	ACQUISITIONS

Eveden — On April 10, 2012, the Company acquired all the outstanding common shares of Eveden Group Limited (“Eveden”), which manufactures and sells innerwear and swimsuits for women in Europe and the United States of America in the amount of ¥19,961 million ($242,216 thousand). The amount includes pre-existing loans to Eveden in the amount of ¥6,178 million ($74,967 thousand). The acquisition aims to expand our overseas operations. This will enable the Companies to accelerate our globalization strategy and to expand the target customer segment by effectively utilizing sales channels, technology, management know how and brand strength of both companies.

Acquisition-related costs were ¥411 million ($4,987 thousand), which were included in selling, general and administrative expenses for the year ended March 31, 2012.

The Company is currently determining the acquisition date fair value of assets acquired and liabilities assumed. As a result, further information related to the accounting for this business combination, such as the fair values for assets acquired and liabilities assumed, including goodwill, has not been disclosed.

Lecien — On August 17, 2009, the Company acquired all the outstanding common shares of Lecien which primarily manufactures and sells innerwear, lace, handicrafts and tapestries, through share exchange. This aimed to expand its business field. This enables the Companies to maintain the growth of its innerwear business in the domestic market by making its presence known in the new market and developing new and different products, sales methods and channels, as well as pricing strategies.

This transaction was accounted for as an acquisition. Lecien’s results of operations were included in the consolidated statements of income for the year ended March 31, 2010 from August 1, 2009. Lecien’s results of operations and change in financial position between August 1, 2009 and August 17, 2009 were not significant.

The purchase cost of the acquisition was ¥2,489 million, which was the fair value of the shares distributed to the shareholders of Lecien. As consideration for the acquisition, the Company distributed 2,104,063 shares of treasury stock to the shareholders of Lecien. Those shares were valued at ¥1,183 per share which was the stock price on the acquisition date of August 17, 2009.

The purchase price of Lecien’s shares was allocated based upon the estimated fair value of the identifiable assets acquired and liabilities assumed. As a result of the allocation of basis of investment in Lecien, the Companies recognized goodwill of ¥71 million.

Lecien’s net sales and net loss included in the consolidated statement of income for the year ended March 31, 2010 were ¥8,751 million and ¥245 million, respectively.

Acquisition-related costs were ¥121 million, which were included in selling, general and administrative expense for the year ended March 31, 2010.

Unaudited Pro Forma Results

Unaudited pro forma financial information was presented below as if the acquisition of Lecien occurred at the beginning of the 2010 fiscal year.

Millions of Yen
2010
Pro forma sales	¥167,872
Pro forma operating income	3,291
Pro forma net income attributable to Wacoal Holdings Corp.	1,815

Yen
2010
Pro forma net income attributable to Wacoal Holdings Corp. per share:
Basic	¥12.84
Diluted	12.83